November, 2014 Fourth Quarter Update

Forward-Looking Statements & Peer Group Abbreviations This presentation contains statements that relate to the projected or modeled performance or condition of Zions Bancorporation and elements of or affecting such performance or condition, including statements with respect to forecasts, opportunities, models, illustrations, scenarios, beliefs, plans, objectives, goals, guidance, expectations, anticipations or estimates, and similar matters. These statements constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act. Actual facts, determinations, results or achievements may differ materially from the statements provided in this presentation since such statements involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: competitive pressures among financial institutions; economic, market and business conditions, either nationally, internationally, or locally in areas in which Zions Bancorporation conducts its operations, being less favorable than expected; changes in the interest rate environment reducing expected interest margins; changes in debt, equity and securities markets; adverse legislation or regulatory changes; Federal Reserve review of our resubmitted Capital Plan; and other factors described in Zions Bancorporation’s most recent annual and quarterly reports. In addition, the statements contained in this presentation are based on facts and circumstances as understood by management of the company on the date of this presentation, which may change in the future. Except as required by law, Zions Bancorporation disclaims any obligation to update any statements or to publicly announce the result of any revisions to any of the forward-looking statements included herein to reflect future events, developments, determinations or understandings. 2 BAC: Bank of America Corporation BBT: BB&T Corporation CMA: Comerica Incorporated C: Citigroup Inc. FITB: Fifth Third Bancorp HBAN: Huntington Bancshares Incorporated JPM: JPMorgan Chase & Co. KEY: KeyCorp MTB: M&T Bank Corporation PNC: PNC Financial Services Group, Inc. RF: Regions Financial Corporation STI: SunTrust Banks, Inc. UB: UnionBanCal Corporation USB: U.S. Bancorp WFC: Wells Fargo & Company ZION: Zions Bancorporation

Bank Headquarters Assets % of Total Zions Bank Salt Lake City $19B 34% CB&T San Diego $11B 20% Amegy Houston $13B 23% NBA Phoenix $5B 9% NSB Las Vegas $4B 7% Vectra Denver $3B 5% Commerce Bank - WA Seattle < $1B 1% Commerce Bank - OR Portland < $1B 1% Zions Bancorporation Salt Lake City $55B 100%  Superior lending capacity relative to community banks  Superior local customer access to bank decision makers relative to big nationals  Centralization of some processing and other non-customer facing elements of the business to achieve efficiencies  Strategic local “ownership” of market opportunities and challenges A Collection of Great Banks More than 70% of Assets in Utah / Texas / Coastal California 3 Subsidiary information as of 3Q14

Awards: Nationally Recognized for Excellence • Twelve (12) Greenwich Excellence Awards in Small Business and Middle Market Banking (2013) • Including:  Excellence: Overall Satisfaction  Excellence: Likelihood to Recommend  Excellence: Treasury Management  Excellence: Financial Stability Only 11 U.S. banks were awarded more than 10 Excellence awards in 2013; Zions has been consistently awarded more than 10 awards per year for many years in a row. • Nationally Ranked in the Top 10 in Small Business Loan production 1 • Top team of women bankers – American Banker2 • Amegy Bank Named Ex-Im Bank Small Business Lender of the Year3 4 1. Volume and number of loans, SBA fiscal year ended September 30, 2013 2. One of four winning teams, 2013, Zions Bank 3. exim.gov, April 24, 2014

 Job Creation: Jobs grew in Zions' footprint by 13.5% during the last 10 years, a full 8 percentage points better than U.S. nonfarm payroll growth  GDP Growth: GDP growth in our footprint exceeded nominal U.S. GDP by an average of 1.3 percentage points per year (compounded) over the last ten years Stronger Economic Growth than Overall U.S. 5 Source: SNL, Bureau of Economic Analysis and Zions’ calculations as of 4Q13 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% B O K F Z IO N W F C R F B B T C Y N MT B S T I U S B F H N B P O P F N F G K E Y S N V P N C C M A F IT B H B A N Nominal GDP Footprint Growth Comparison (based on deposits)

• Capital / Leverage • Credit Quality • Profitability • Loan Growth and Pricing • Fee Income Initiative • Updated Outlook • Appendix 6

Capital Levels Compare Favorably with Peers



Tier 1 Common Risk-Based Capital Ratio
11.9%
C
UB
BAC
ZION
RF
WFC
KEY
PNC
CMA
HBAN
BBT
JPM
STI
MTB
FITB
USB
15%
14%
13%
12%
11%
10%
9%
8%
Tier 1 Risk-Based Capital Ratio
14.5%
ZION
C
WFC
PNC
UB
BAC
RF
MTB
BBT
KEY
HBAN
USB
JPM
FITB
STI
CMA

7

Source: Zion as of 3Q14 and peers via SNL Financial as of 2Q14

ZIONS BANCORPORATION

Reserve for Loan Losses is Strong Relative to Peers Source: Zion as of 3Q14 and peers via SNL Financial as of 2Q14 Allowance for Credit Losses includes the Allowance for Loan & Lease Losses and the Allowance for Unfunded Commitments 8 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% C JP M P N C U SB FIT B ZI O N B A C R F W FC ST I H B A N M TB KE Y B B T C M A U B Total Allowance for Credit Losses/ Loans Net Charge-Offs Allowance for Credit Losses / Loans

Debt to Tier 1 Common Ratio: Zions’ Has Least Debt to Tier 1 Common of CCAR commercial banks Source: Zion as of 3Q14 and peers via SNL Financial as of 2Q14 9 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% ZIO N CM A R F U B KE Y M TB H B A N ST I FIT B P N C WF C B B T US B C B A C JP M Debt / Tier 1 Common

• Capital • Credit Quality • Profitability • Loan Growth and Pricing • Fee Income Initiative • Updated Outlook • Appendix 10

Zions’ Loan Loss Ratio is Among the Best in the Industry 11 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% U B CM A ST I B B T ZIO N KE Y US B H B A N FIT B JP M M TB P N C R F WF C B A C C Nonperforming Lending Related Assets (Includes 90+ Days Past Due) As a percentage of loans Source: Zion as of 3Q14 and peers via SNL Financial as of 2Q14 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% U B CM A ZIO N M TB KE Y H B A N P N C WF C ST I R F B B T FIT B B A C US B JP M C Annualized Net Charge-Off Rates, As a percentage of loans

Net Charge Off Rate Compares Favorably with Peers Through the Cycle Net Charge-offs: Through Multiple Cycles, Zions ranks well; no adjustment made for survivorship bias Source: SNL Financial. Net charge-off ratios annualized. 12 0% 1% 2% 3% 4% 5% 6% U B M TB CM A PN C ZIO N US B B B T ST I WF C KE Y H B A N R F FIT B JP M B A C C Annualized Average NCO Rate of Overall Portfolio, 2007-2013 M TB U B CM A ZIO N ST I PN C B B T KE Y US B H B A N R F WF C FIT B B A C JP M C Annualized Average NCO Rate of Overall Portfolio, 1990-2013

• Capital • Credit Quality • Profitability • Loan Growth and Pricing • Fee Income Initiative • Updated Outlook • Appendix 13

-$100,000 -$50,000 $0 $50,000 $100,000 $150,000 $200,000 $250,000 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 Net Earnings Applicable to Common NEAC, As reported NEAC, Adjusted Profitability Improvement driven primarily by capital actions 14 (In Thousands) Source: SNL Financial *Adjusted ROAA and NEAC excludes gains/losses on securities, debt extinguishment and preferred stock redemption cost, and reserve release, which is defined as provision for credit losses net of NCOs 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 Adjusted ROAA, Annualized

Source: Zion as of 3Q14 and peers via SNL Financial as of 2Q14 *Risk adjusted NIM calculated as net interest income less net charge-offs divided by average earning assets. Net interest margin/income, although still under pressure, is still in-line to stronger than peers 15 3.2% B B T M TB H B A N US B R F ZIO N FIT B U B WF C P N C ST I KE Y C CM A B A C JP M Net Interest Margin 3.1% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% M TB ZIO N U B H B A N B B T R F FIT B WF C P N C US B C M A ST I KE Y C B A C JP M Risk-Adjusted NIM*

Net Interest Income Drivers Pressures: • Reduction of FDIC Income • Repricing of Loan Portfolio Benefits: • Loan Growth • Debt Redemptions • Asset Sensitivity (positive leverage to rising interest rates) 16

FDIC Supported Loan Income is Declining 17 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 2011A 2012A 2013A 2014E 2015E Net Interest Margin Contribution from FDIC Supported Loan Income 2014 and 2015 amounts are estimated, and could be revised materially higher or lower, depending upon borrower repayment behavior. Source: Company documents as of 3Q14.

Coupon of New Production Slightly Lower Than the Overall Portfolio Coupon Small lift in short term rates would substantially neutralize this dilution 18 Source: Company documents as of 3Q14. Production defined as new loans and marginal draws on existing lines of credit; portfolio yield includes deferred fee income recognized over the expected life of the loan, while coupon of production does not include such amortizing fees. 3.71% 4.24% 3.93% 0% 1% 2% 3% 4% 5% 6% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 Portfolio vs. Production New Origination Coupon Loans HFI Yield, excluding FDIC-supported loans Loans HFI Coupon, excluding FDIC-supported loans Six basis point decline in 3Q14 production coupon vs. prior quarter was largely due to purchase of $249 million of residential mortgages in 3Q14.

Loan Growth Remains a Positive Driver 19 Source: Company documents as of 2Q14. “FDIC” refers to FDIC-supported loans; “NRE” refers to National Real Estate. Both of these portfolios are currently in run-off mode 90 100 110 120 130 2 Q 1 2 3 Q 1 2 4 Q 1 2 1 Q 1 3 2 Q 1 3 3 Q 1 3 4 Q 1 3 1 Q 1 4 2 Q 1 4 3 Q 1 4 Unused Commitments Gross Loans Loans ex FDIC + NRE (runoff portfolios) Declines in commitments in 2Q14 and 3Q14 attributable to intentional reduction in construction and land development, designed to improve Zions’ risk profile, particularly under adverse economic conditions.

Significant Reductions to Interest Expense Through Debt Reduction 20 Source: company documents Total Debt Outstanding ($, in millions) Annual Interest Expense ($, in millions) 3rd Quarter Capital Actions • Retired at maturity or through calls: $335 million of debt • Successfully tendered for $500 million of senior debt • Total annualized savings to exceed $50 million • Additional very expensive sub debt expected to be retired in the second half of 2015 0 50 100 150 200 250 300 350 400 450 500 0 500 1,000 1,500 2,000 2,500 2011 2012 2013 2Q14 (Annualized) Pro Forma 3Q14 (Annualized) Senior Debt Subordinated Debt Total Interest Expense Interest Expense on Debt

-5% 0% 5% 10% 15% 20% 25% 30% - 100 bps 0 bps +100 bps +200 bps +300 bps C h an ge in N e t In terest In co m e Net Interest Income Sensitivity NII Slow NII Fast Balance Sheet Remains Asset Sensitive Zions is Positioned for Recovery and Rising Rates 21 Zions estimates net interest income would increase between an estimated 14% and 17% if interest rates were to rise 200 bps* in the first year. * 12-month simulated impact using a static balance sheet and a parallel shift in the yield curve, and is based on regression analysis comparing deposit repricing changes against similar duration benchmark indices (e.g. Libor, U.S. Treasuries); also includes management input across all major geographies in which Zions does business, intended to adjust for local market conditions. “Slow Response” refers to an assumption that market rates on deposits will adjust at a moderate rate (i.e. supply of deposits exceeds demand for loans). Data as of 3Q14 Product Effective duration (base) Effective duration (+200bps) Effective duration (base) Effective duration (+200 bps) Demand deposits 1.8% 1.7% 2.8% 2.8% Money market 0.8% 0.7% 1.2% 1.1% Savings and interest on checking 2.9% 2.8% 3.8% 3.0% Repricing Scenario Assumptions by Deposit Product as of September 30, 2014 FAST SLOW

Zions has among the smallest securities portfolios, but expects to add incrementally to it, while avoiding significant negative convexity risk 22 Source: Zion as of 3Q14 and peers via SNL Financial as of 2Q14 MBS securities include resi mortgage pass-through investments that are not guaranteed by the U.S. Government  Estimated option-adjusted duration of Zions’:  Loan portfolio < 2 years  Cash portfolio ~ 0.1 years  Securities portfolio < 2 years 0% 5% 10% 15% 20% 25% 30% ZIO N ST I M TB CM A B A C JP M C FIT B WF C P N C H B A N KE Y R F U B B B T US B Total Securities / Earning Assets 0% 5% 10% 15% 20% 25% ZIO N C JP M WF C ST I B A C P N C M TB H B A N CM A FIT B U B B B T R F KE Y US B MBS/ Earning Assets 0% 5% 10% 15% 20% 25% 30% 35% 40% JP M C B A C WF C ZIO N P N C CM A M TB KE Y ST I R F U B FIT B US B H B A N B B T Interest-Earning Cash / Earning Assets

Noninterest Expense Drivers Additions: Systems Upgrade (Core processing, accounting system overhaul, loan data entry system, etc. ) Salary Expenses Seasonal (CCAR) Reductions: Credit Related Indemnification Asset Expense Takeaway: Zions expects generally stable core noninterest expense over near term, with tight expense controls on ordinary operations, offset by increases in expenses from systems upgrades and CCAR 23

Noninterest Expense Views Efficiency ratio is weak relative to peers, partly a function of asset sensitivity positioning 24 Source: Zion as of 3Q14 and peers via SNL Financial as of 2Q14 Noninterest expense adjusted for debt extinguishment cost and provision for unfunded lending commitments for Zions in 3Q14 40% 50% 60% 70% 80% 90% US B WF C M TB P N C C B B T U B H B A N JP M R F ST I FIT B CM A KE Y ZIO N B A C Efficiency Ratio 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% U B CM A H B A N M TB FIT B ZIO N R F US B P N C KE Y JP M ST I B B T WF C B A C C Noninterest Expense / (Loans + Deposits)

• Capital • Credit Quality • Profitability • Loan Growth and Pricing • Fee Income Initiative • Updated Outlook • Appendix 25

$(600) $(400) $(200) $- $200 $400 $600 $800 $1,000 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 Gross Change from Previous Quarter Small Mid & Large Larger Loan Growth Outpacing Small Loan Growth 26 In Millions Source: Company documents as of 3Q14. Small Loans < $5M Commitment Middle Market & Large Loans > $5M Commitment -20% -10% 0% 10% 20% 30% 40% 50% 1Q1 2 3Q1 2 1Q1 3 3Q1 3 1Q1 4 3Q1 4 Loan Growth by Size Small Mid & Large

3.99% 3.25% 3.71% 0% 1% 2% 3% 4% 5% 6% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 Smaller Loans vs. Larger Loans Small Production Coupon Mid & Large Production Coupon Total Production Coupon Smaller Loan Coupons Are In-Line with the Overall Portfolio Yield A shift to smaller business loans would have a favorable impact on the NIM trend 27 Source: Company documents as of 3Q14. Production defined as new loans and marginal draws on existing lines of credit Small Loans < $5M Commitment Middle Market & Large Loans > $5M Commitment Small Loan Production (Coupon) Mid & Large Loan Production (Coupon) Small 65% Mid & Large 35% Loan Portfolio by Size Decline in 3Q14 total production coupon and small loan production coupon vs. prior quarter was largely due to purchase of $249 million of residential mortgages in 3Q14.

Loan Portfolio Driven by Healthy C&I and Consumer Growth 28 Source: Company documents as of 3Q14. -15% -10% -5% 0% 5% 10% 15% 20% 25% 2 Q1 2 3 Q1 2 4 Q1 2 1 Q1 3 2 Q1 3 3 Q1 3 4 Q1 3 1 Q1 4 2 Q1 4 3 Q1 4 Loan Growth by Type C&I O/O C&D Term CRE Consumer • Strong C&I and Consumer loan growth the last two years • Reduction in construction & development, both in balances and commitments, is part of a deliberate effort to reduce concentration. This is designed to improve Zions’ risk profile, particularly under adverse economic conditions.

Loans Growing Across the Subsidiaries 29 • Increased loan production the past two years is attributable across the affiliates. • Amegy has experienced the most loan growth among the affiliates partially due to the strong growth in its energy portfolio. • ZFNB loan growth has been depressed during the last two years due to the runoff of the National Real Estate portfolio. Amegy—Amegy Bank (TX) CB&T—California Bank & Trust (CA) NBA—National Bank of Arizona (AZ) NSB—Nevada State Bank (NV) Vectra– Vectra Bank Colorado (CO) ZFNB—Zions First National Bank (UT) ZFNB ex. NRE—Zions First National Bank (UT), excluding attrition from National Real Estate Portfolio Source: Company Documents as of 3Q14 -5% 0% 5% 10% 15% 20% 25% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 Loan Growth by Affiliate Amegy CB&T NBA NSB Vectra ZFNB ZFNB ex. NRE

• Capital • Credit Quality • Profitability • Loan Growth and Pricing • Fee Income Initiative • Updated Outlook • Appendix 30

Zions has proportionately stronger fee income vs. community banks in its footprint ($5-$15B) Source: SNL Financial for the full year 2013 0% 5% 10% 15% 20% 25% 30% 35% 40% IB O C FFI N U M P Q ZIO N C O LB N B H C B B C N C V B F P A C W CAT Y TC B I WA L WAF D Fee Income Ratio (Noninterest Income as a % of total revenue) Fee Income defined as income from fiduciary activities, service charges on deposit accounts in U.S. offices, trading gains from foreign exchange transactions, other foreign transaction gains, gains and fees from assets held in trading accounts, and other noninterest income. Though included in the regulatory filings as noninterest income, nonhedge derivative income (loss) and FDIC indemnification related gains/losses are excluded from fee income for all applicable banks. 31

Zions has proportionately lower fee income relative to CCAR peers Source: SNL Financial for the full year 2013 Fee Income defined as income from fiduciary activities, service charges on deposit accounts in U.S. offices, trading gains from foreign exchange transactions, other foreign transaction gains, gains and fees from assets held in trading accounts, and other noninterest income. Though included in the regulatory filings as noninterest income, nonhedge derivative income (loss) and FDIC indemnification related gains/losses are excluded from fee income for all applicable banks. 0% 10% 20% 30% 40% 50% 60% JP M B A C B B T US B WF C KE Y P N C C M TB ST I FIT B R F H B A N CM A U B ZIO N Fee Income Ratio (Noninterest Income as a % of Total Revenue) 32

Historical “Impediments” and “Growth Areas” Reported values: 2014Q3 annualized and adjusted $13.9MM for fixed income securities gains & losses. 2008 adjusted for fixed income securities gains & losses, nonhedge derivative income (loss), net impairment on OTTI, Treasury Management fees compensated by balances. $508 $520 $0 $100 $200 $300 $400 $500 $600 2008 2014Q3* Total Noninterest Income In Millions Impediments: • NSF • Debit Cards • DDA Service Charges • Sweep Income Growth Areas: • Card • Treasury Management • Mortgage • Wealth Management 33

What to Expect from Fee Income Initiative • Growth focused within Zions’ footprint with relationship customers • Greater focus and tracking • Enhanced utilization of corporate infrastructure, product development with local pricing • Above average growth rates, assisted by generally low current penetration rates • Simple products that can be leveraged over entire employee base 34

• Capital • Credit Quality • Profitability • Loan Growth and Pricing • Fee Income Initiative • Updated Outlook • Appendix 35

One-Year Outlook Summary Relative to 3Q14 Results Topic Outlook Comment Loan Balances Slightly to Moderately Increasing • Prepayments remain volatile, making net loan growth difficult to forecast Net Interest Income Slightly Increasing • Primarily driven by debt reduction late in 3Q14 • Zions expects to invest approximately $1.2 billion of its money market investments into other high-quality liquid assets over the course of the next year, primarily in short- to medium-duration government agency mortgage-backed securities. Provisions Modestly Negative • Includes Provisions for Loan Losses & Reserve for Unfunded Loan Commitment Fee Income Increasing • Excluding securities gains/losses, fee income initiatives likely to result in moderate increase Noninterest Expense Stable • Higher expenses stemming from loan/deposit/accounting systems upgrade, offset by reduced credit-related NIE and subsiding FDIC Indemnification Asset amortization • Excludes the effect of debt extinguishment costs and provision for unfunded lending commitments 36

• Capital • Credit Quality • Profitability • Loan Growth and Pricing • Fee Income Initiative • Updated Outlook • Appendix 37

CDO Exposure Has Been Significantly Reduced Par value of Securities at period shown 38 In Billions Source: Company earnings releases $1.3 $0.5 $1.1 $0.4 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 1Q13 Sep, 2014 Performing Nonperforming 61% reduction of total portfolio

CDO Portfolio Composition & Values as of 1Q13 39 March 31, 2013 (Amounts in Millions) # of Tranches Par Amount Amortized Cost Carrying Value Net Unrealized Losses Recognized in AOCI Performing CDOs Predominantly Bank CDOs 27 $774 $694 $560 -$134 Insurance CDOs 22 447 443 331 -112 Other CDOs 6 51 40 37 -3 Total Performing CDOs 55 1,272 1,177 928 -249 Nonperforming CDOs CDOs Credit Impaired Prior to Last 12 Months 19 394 275 126 -149 CDOs Credit Impaired During Last 12 Months 39 732 432 179 -253 Total Nonperforming CDOs 58 1,126 707 305 -402 Total CDOs 113 $2,398 $1,884 $1,233 -$651

CDO Portfolio Composition & Values as of 3Q14 40 September, 2014 (Amounts in Millions) # of Tranches Par Amount Amortized Cost Carrying Value Net Unrealized Losses Recognized in AOCI Performing CDOs Predominantly Bank CDOs 19 $497 $462 $379 -$83 Insurance CDOs 2 41 39 40 1 Other CDOs -- -- -- -- -- Total Performing CDOs 21 538 501 419 -82 Nonperforming CDOs CDOs Credit Impaired Prior to Last 12 Months 16 363 237 168 -69 CDOs Credit Impaired During Last 12 Months 3 31 25 18 -7 Total Nonperforming CDOs 19 394 262 186 -76 Total CDOs 40 $932 $763 $605 -$158 Approximately a 61% Reduction since 1Q 2013 Approximately a 65% Reduction since 1Q 2013

Significant Variances Between Zions and Federal Reserve Models There were two major variances between Zions’ Projections in its 2014 Comprehensive Capital Adequacy and Review (CCAR) Submission and the Federal Reserves’ Projections for Zions in that same hypothetical scenario and when compared to the recent severe recession 1. Loss rates on loans — results were similar to other CCAR banks but significantly greater than actual experience in the recent recession 2. Earnings generated over the hypothetical stress test period — very different than other CCAR banks and significantly lower than Zions’ actual experience in the recent recession 41

The Federal Reserve Projected Much Higher Stress Loan Losses than Zions Experienced in the Recent Severe Recession 42 4.3% 4.8% 6.6% 0% 1% 2% 3% 4% 5% 6% 7% ZION Mix- Adjusted Actual Worst 9Q ZION Projected CCAR Submission ZION Projected by Federal Reserve Source: SNL Financial Dodd-Frank Act Stress Test 2014: Supervisory Stress Test Methodology and Results, March 2014 53% higher than actual peak loss rates • Despite substantial improvements in risk management, Zions’ submission incorporated conservative assumptions that resulted in slightly higher loss rates than in the actual 2008-2010 “Great Recession”. • Mix-Adjustment shows Zions’ actual worst 9 quarter net loan loss rates (consistent with the 9- quarter stress testing period) applied to September 2013 loan balances Loa n L o ss e s, a s a P e rce n ta ge of T o ta l Loa n s

Zions’ Total Net Loan Loss Rates Projected by Federal Reserve Were Not Materially Worse than Peers 43 Source: Dodd-Frank Act Stress Test 2014: Supervisory Stress Test Methodology and Results 0% 2% 4% 6% 8% 10% 12% 14% B B T ST I C M A H B A N U B KE Y P N C M TB FI TB B A C ZI O N W FC R F U SB JP M C Nine-Quarter Cumulative Loan Loss Rates as a Percentage of Average Loan Balances, as Projected by the Federal Reserve in the Dodd-Frank Act Stress Test 2014

0% 20% 40% 60% 80% 100% 120% STI RF USB MTB KEY BBT JPM BAC PNC FITB HBAN WFC CMA UB C ZION, As Reported ZION, Adjusted Federal Reserve Projected Stress PPNR for Zions is Materially Lower than for Peers 44 ZION, Adjusted reflects elimination of non-recurring debt extinguishment costs and securities impairment charges. Source: SNL Financial and Company Documents Dodd-Frank Act Stress Test 2014: Supervisory Stress Test Methodology and Results, March 2014 (Severely Adverse Scenario - 9-quarter Cumulative Fed PPNR Projections) Peer Median = 79% Nine-Quarter Cumulative PPNR (annualized) as Projected by the Federal Reserve in the Dodd-Frank Act Stress Test 2014 Expressed As a Percentage of 2013 Full Year Actual Results